UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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abrdn Income Credit Strategies Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ABRDN INCOME CREDIT STRATEGIES FUND
1900 Market Street, Suite 200
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 27, 2026

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of abrdn Income Credit Strategies Fund ("ACP" or the "Fund") (the "Annual Meeting") will be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on Wednesday, May 27, 2026 at 10:30 a.m. Eastern Time.

The purpose of the Annual Meeting is to consider and act upon the following proposals (the "Proposals"), and to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof:

Proposal 1: Election of Trustees
To elect one Class III Trustee, to serve for a three-year term.

Proposal 2: Election of Preferred Share Trustee
To elect one Preferred Share Trustee, to serve for a three-year term by the preferred shareholders voting as a separate class.

The Proposals are discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of the Fund if you owned shares of the Fund at the close of business on April 1, 2026 (the "Record Date"). Even if you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to the Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Annual Meeting must present photo identification. If you plan to attend the Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

This Notice and related proxy materials are first being mailed to shareholders on or about April 13, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on Wednesday, May 27, 2026: This Notice, the Proxy Statement and the form of proxy card(s) are available on the Internet at http://www.aberdeenacp.com. On this website, you will be able to access the Notice, the Proxy Statement, the form of proxy card(s) and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

By order of the Board of Trustees,

Megan Kennedy, Vice President and Secretary
abrdn Income Credit Strategies Fund

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

April 7, 2026
Philadelphia, Pennsylvania

ABRDN INCOME CREDIT STRATEGIES FUND
("ACP" or the "Fund")

1900 Market Street, Suite 200
Philadelphia, PA 19103

PROXY STATEMENT

For the Annual Meeting of Shareholders
to be held on May 27, 2026

This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund's Board of Trustees (the "Board" with members of the Board being referred to as "Trustees") to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on Wednesday, May 27, 2026, at 10:30 a.m. Eastern Time and at any adjournments or postponements thereof. A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy Card") accompany this Proxy Statement. This Proxy Statement is first being sent on or about April 13, 2026 to shareholders of record as of April 1, 2026.

The purpose of the Meeting is to consider and act upon the following proposals (the "Proposals") for the Fund and to consider and act upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof:

Proposal 1: To elect Mr. Rahn Porter as a Class III Trustee, to serve for a three-year term.

Proposal 2: To elect Mr. Randolph Takian as a Preferred Share Trustee, to serve for a three-year term.

All properly executed proxies received prior to the Meeting will be voted at the Meeting, or at any adjournments or postponements thereof, in accordance with the instructions marked on the Proxy Card. Unless instructions to the contrary are marked on the Proxy Card, proxies received will be voted "FOR" the Proposals. The persons named as proxy holders on the Proxy Card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any Proxy Card may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy Card, giving written notice to Megan Kennedy, Secretary of the Fund, 1900 Market Street, Suite 200, Philadelphia, PA 19103, or by attending the Meeting and voting in person. Shareholders may authorize proxy voting by using the enclosed Proxy Card along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the Internet by following the instructions contained on their Proxy Card. Shareholders do not have dissenters' rights of appraisal in connection with any of the matters to be voted on by the shareholders at the Meeting.

A quorum of shareholders is constituted by the presence at the Meeting, in person or by proxy, of one-third (1/3) of the shares entitled to vote, which, for the avoidance of doubt, will include shares held by brokers who provide votes and/or non-votes to all matters.

The election of a Trustee to the Board requires the affirmative vote of a plurality of the votes cast by shares entitled to vote for the election of such Trustee present in person or represented by proxy at a meeting with a quorum present. Under a plurality vote, the nominees who receive the highest number of votes up to the number of Trustees to be elected will be elected even if they receive less than a majority of votes cast. There will be no cumulative voting with respect to the Proposals. For purposes of the election of Trustees, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners regarding an item for which the brokers or nominees do not have discretionary power to vote) will be counted as shares present for quorum purposes, but will not be treated as votes cast. Abstentions and broker non-votes therefore, will have no effect on the election of Trustees (except to the extent they cause a quorum to be present). All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" the Proposals.

Whether or not a quorum is present, the Chair, the Trustees (or their designees) or a majority of the votes may adjourn the Meeting one or more times for any lawful purpose without notice other than announcement at the Meeting. A majority of the shareholders present at the Meeting or the persons named as proxies shall have the power, but are under no obligation, to propose and approve an adjournment of the Meeting, without further notice to shareholders entitled to vote at the Meeting. If the Meeting is adjourned to a date more than one hundred fifty (150) days after the original record date set for the Meeting, written notice of such an adjournment stating the place, date and hour thereof shall be given to each shareholder entitled to vote thereat, at least seven (7) days prior to the Meeting. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the Proposals, and vote against adjournment all proxies that voted against the Proposals. Abstentions and broker non-votes will have the same effect at any adjourned meeting as noted above. Any business that might have been transacted at the Meeting may be transacted at any such adjourned meeting(s) at which a quorum is present.

We will admit to the Meeting (1) all shareholders of record on April 1, 2026 (the "Record Date"), (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board has fixed the close of business on April 1, 2026 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date for the Fund will be entitled to one vote for each share held for the Meeting. As of the Record Date, the following number of shares of the Fund were issued and outstanding:

125,470,678 common shares

4,000,000 Series A Mandatorily Redeemable Preferred Shares

1,600,000 Series A Perpetual Preferred Shares

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Wednesday, May 27, 2026 at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. The Proxy Materials and the Fund's most recent annual report for the fiscal year ended October 31, 2025 are available on the Internet at http://www.aberdeenacp.com/. The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2025, and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Fund c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to register to attend the Meeting.

Proposal 1: Election Trustee

The Fund's Amended and Restated Agreement and Declaration of Trust (the "Charter") provides that the Fund's Board be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Trustees who are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")), of the Fund, the Fund's investment adviser, abrdn Investments Limited (the "Investment Adviser"), or the Fund's investment sub-adviser, abrdn Inc. (the "Sub-Adviser"), are referred to in this Proxy Statement as "Interested Trustees." Trustees who are not interested persons, as described above, are referred to in this Proxy Statement as "Independent Trustees."

The Board, including the Independent Trustees, upon the recommendation of the Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Trustees, has nominated the following individual for election as a Class III Trustee as follows:

Rahn Porter (Class III Trustee, 3-year term ending 2029)

Consistent with the Board's retirement policy, Mr. P. Gerald Malone, a Class III Trustee whose term expires at this Meeting, is not standing for re-election and will resign effective as of the Meeting. Holders of the Fund's common shares and holders of the Fund's preferred shares will vote together to elect the Class III Trustee nominee.

The nominee has indicated an intention to serve if elected and has consented to be named in this Proxy Statement.

The Board knows of no reason why the nominee will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as the Board may recommend.

It is the intention of the persons named on the enclosed proxy card to vote "FOR" Proposal 1.

Proposal 2: Election of Preferred Share Trustee

The Fund's Charter provides that the Fund's preferred share Trustees be elected by holders of the Fund's preferred shares, in addition to the right to vote for the remaining Trustees together with the holders of the common shares. Therefore, holders of the Fund's preferred shares will vote as a separate class on Proposal 2.

The Board, including the Independent Trustees, upon the recommendation of the Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Trustees, has nominated the following individual for election as a preferred share Trustee as follows:

Randolph Takian (Preferred Share Trustee, 3-year term ending 2029)

The nominee has indicated an intention to serve if elected and has consented to be named in this Proxy Statement.

The Board knows of no reason why the nominee will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as the Fund's Board may recommend.

It is the intention of the persons named on the enclosed proxy card to vote "FOR" Proposal 2.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR TRUSTEE.

The following tables set forth certain information regarding the nominees for election as Trustees to the Board of the Fund, Trustees whose terms of office continue beyond the Meeting, and the principal officers of the Fund. abrdn Inc., its parent company Aberdeen Group plc, and its advisory affiliates, are collectively referred to as "Aberdeen" in the tables below:

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") Consisting of Investment ("Portfolios") in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee***
Nominees for Independent Trustee:
Rahn K. Porter**,† c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1954	Class III Trustee	Term expires 2029, if elected Trustee since 2025

Mr. Porter is the Principal of RPSS Enterprises, a consulting and advisory firm, a role he has held since 2019. From 2013 to 2021, he served as the Chief Financial and Administrative Officer of The Colorado Health Foundation. Mr. Porter served as an independent director at Centurylink Investment Management Company from 2011 to 2024. Previously, he held senior financial leadership positions as CFO at Telenet and Nupremis, and as Treasurer at Qwest Communications and MediaOne Group. He has also served as a board member and audit chair for BlackRidge Financial Inc. and Community First Bancshares, Inc.

				7 Registrants consisting of 24 Portfolios	Director of CenturyLink Investment Management Company 2006-2024, Director of BlackRidge Financial Inc. from 2004 to 2019.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") Consisting of Investment ("Portfolios") in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee***
Randolph Takian**,† c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Class III Trustee and Preferred Share Trustee	Term expires 2029, if elected Trustee since 2010

Mr. Takian is the co-Founder and President of CCS Partners, a structured and asset-based credit investment manager. He was previously Head of Banking and Lending for Global Wealth and Investment Management at Bank of America from 2019 to 2023. Previously, he was at Avenue Capital Group from 2010 to 2019.

				1 Registrant consisting of 1 Portfolio	None.

The following table provides information concerning Trustees whose terms continue beyond the Meeting:

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") Consisting of Investment ("Portfolios") in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee***
Independent Trustees whose terms of office continue beyond the Meeting:
Todd Reit**† c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Class I Trustee	Term expires 2027 Trustee since 2025

Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank's asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).

				10 Registrants consisting of 10 Portfolios	None.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") Consisting of Investment ("Portfolios") in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee***
John Sievwright**,† c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2027 Trustee since 2017

Mr. Sievwright is the Chairman of Burford Capital Ltd since May 2024 and a Director since 2020 (provider of legal finance, complex strategies, post- settlement finance and asset management services and products) and Revolut Limited, a UK-based digital banking firm since August 2021. Previously he was a Non-Executive Director for the following UK companies: FirstGroup plc, ICAP plc and NEX Group plc (2017-2018) (financial).

				6 Registrants consisting of 8 Portfolios	Non-Executive Director of Burford Capital Ltd (provider of legal finance, complex strategies, post-settlement finance and asset management services and products) since May 2020.
Nancy Yao**,† c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class II Trustee and Preferred Share Trustee	Term expires 2028 Trustee since 2019

Ms. Yao has over 25 years of Asia, finance, and governance experience in for profit and non-profit organizations, including Goldman Sachs, CFRA, and the Yale-China Association. She is an assistant professor adjunct at Yale University where she teaches financial accounting and governance. Ms. Yao is a board member of the National Committee on U.S.-China Relations and a member of the Council on Foreign Relations. She also serves as an assistant dean at the David Geffen School of Drama at Yale. She received her MBA from the Yale School of Management and her AB in Diplomacy and World Affairs at Occidental College.

				8 Registrants consisting of 8 Portfolios	None.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") Consisting of Investment ("Portfolios") in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee***
Interested Trustee whose term of office continues beyond the Meeting:
Christian Pittard,†† c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1973	Class II Trustee Vice President	Term expires 2028 Trustee since 2024

Mr. Pittard is Head of Closed End Funds for abrdn and is responsible for the US and UK businesses. He is also Managing Director of Corporate Finance, having done a significant number of closed end fund transactions in the US and UK since joining abrdn in 1999. Previously, he was Head of the Americas and the North American Funds business based in the US for abrdn.

				12 Registrants consisting of 12 Portfolios	None.

*  As of the date of this Proxy Statement , the Fund Complex has a total of 17 Registrants with each Board member serving on the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple portfolios, The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., Aberdeen India Fund, Inc. (formerly, The India Fund, Inc.),, abrdn Emerging Markets ex-China Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn Funds (16 portfolios), abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund and abrdn ETFs (2 portfolios).

**  Member of the Nominating and Corporate Governance Committee.

***  Current directorships (excluding Fund Complex) as of the most recent fiscal year end held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or (3) any company subject to the requirements of Section 15(d) of the 1934 Act.

†  Member of the Audit Committee.

††  Deemed to be an Interested Trustee of the Fund because of his position with Aberdeen Group plc (formerly known as abrdn plc), the parent company of the Investment Adviser and Sub-Adviser.

ADDITIONAL INFORMATION ABOUT THE TRUSTEES

The Board believes that each Trustee's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Investment Adviser, Sub-Adviser, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and to the Fund. A Trustee's ability to perform his or her duties effectively may have been attained through the Trustee's executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Fund and other funds/portfolios in the Aberdeen Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Ms. Yao, financial and research analysis experience in and covering the Asia region and experience in world affairs; Mr. Porter, business experience and executive management and financial expertise as vice president and chief financial officer of public and private entities; Mr. Reit, banking and asset management experience and experience as a board member; Mr. Sievwright, banking and accounting experience and experience as a board member of public companies; Mr. Takian, product development, marketing and management experience in investment management industry; and Mr. Pittard, his experience as head of closed-end funds for an affiliate of the Investment Adviser. Messrs. Pittard, Porter, Reit, and Sievwright and Ms. Yao also have experience as a trustee/director of other funds within the Aberdeen fund complex.

The Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level as a whole, with no single Trustee, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC") and do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

OFFICERS

The executive officers of the Fund are appointed by the Board annually to hold office until the next year and until their successors are chosen and qualified. "Aberdeen" in the chart below refers to the companies within Aberdeen Group plc, parent company of the investment adviser and administrator. The current executive officers of the Fund who do not concurrently serve as a Trustee are:

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past Five Years
Sharon Ferrari* c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Treasurer and Chief Financial Officer since 2023. Fund officer since 2017	Currently, Director, Product Management for Aberdeen. Ms. Ferrari joined Aberdeen as a Senior Fund Administrator in 2008.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past Five Years
Katie Gebauer* c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Chief Compliance Officer and Vice President	Chief Compliance Officer Since 2025; Fund Officer Since 2023

Currently, Ms. Gebauer is Head of US Registered Fund Compliance. She serves as the Chief Compliance Officer for Aberdeen's US closed end funds, open end funds and ETFs. Ms. Gebauer joined Aberdeen in 2014.

Alan Goodson* c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2017

Currently, Executive Director and Head of Product & Client Solutions—Americas for Aberdeen, overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of Aberdeen and joined Aberdeen in 2000.

Heather Hasson* c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2022	Currently, Senior Product Development Manager. Previously, Senior Product Solutions and Implementation Manager, Product Governance US for Aberdeen. Ms. Hasson joined the company in November 2006.
Robert Hepp* c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2022	Currently, Senior Product Governance Manager—US for Aberdeen. Mr. Hepp joined Aberdeen as a Senior Paralegal in 2016.
Matthew Kence* c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2022

Currently, Investment Director and is a Portfolio Manager on the abrdn Income Credit Strategies Fund and the Global High Yield strategies at Aberdeen. He is also a member of the North American Fixed Income Leadership team. He joined the company in 2010 from Gannet Welsh & Kotler where he was a Vice President, Credit. Previously, he also worked for MFS Investment Management as a high yield analyst.

Megan Kennedy* c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2017	Currently, Senior Director, Product Governance for Aberdeen. Ms. Kennedy joined Aberdeen in 2005.
Steven Logan* c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Vice President	Since 2024

Currently, Head of European High Yield and Global Loans and a portfolio manager on the abrdn Income Credit Strategies Fund and Global High Yield strategies at Aberdeen. Mr. Logan has analyzed and managed credit investments for over 30 years having previously worked at The Sumitomo Trust & Banking Co. Ltd, Standard Life Investments, Scottish Widows Investment Partnership, Aberdeen Asset Management and PGIM Fixed Income.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past Five Years
Michael Marsico* c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2022	Currently, Senior Product Manager—US for Aberdeen. Mr. Marsico joined Aberdeen as a Fund Administrator in 2014.
Heather Reilly* c/o abrdn Inc. 1900 Market Street, Suite 200 Philadlphia, PA 19103 Year of Birth: 1968	Vice President	Since 2025	Currently, Senior Product Governance Manager for Aberdeen. Ms. Reilly joined Aberdeen in 2022.
Kolotioloma Silue* c/o abrdn Inc., 28 State Street, 17th Floor Boston, MA 02109 Year of Birth: 1977	Vice President	Since 2024	Currently, Senior Product Manager for Aberdeen. Mr. Silue joined Aberdeen in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration.
Lucia Sitar* c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2017

Currently, Vice President and U.S. Counsel—Head of Product Governance for Aberdeen. Previously, Ms. Sitar was Head of Product Governance and Management and Managing U.S. Counsel for Aberdeen. She joined Aberdeen as U.S. Counsel in 2007.

Michael Taggart* c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President	Since 2023

Currently, Closed End Fund Specialist at abrdn Inc since 2023. Prior to that, he was Vice President of Investment Research and Operations at Relative Value Partners, LLC from June 2022. Prior to that, he was self-employed after having left Nuveen in November 2020, where he had served as Vice President of Closed-End Fund Product Strategy since November 2013.

George Westervelt* c/o abrdn Inc., 28 State Street, 17th Floor Boston, MA 02109 Year of Birth: 1981	Vice President	Since 2024

Currently, Head of Global High Yield and Head of US High Yield Research. He is one of the Portfolio Managers on the team that manages the Global High Yield strategies and is also a member of the North American Fixed Income Leadership team. He joined Aberdeen in 2009 as a Credit Analyst and joined the portfolio management group in 2011. Prior to joining abrdn, he worked at MFS Investment Management in Boston and Citigroup in New York.

*  Each Officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

Ownership of Securities

The following table provides information concerning the number and dollar range of equity securities beneficially owned by each Trustee or nominee as of March 16, 2026.

Name of Trustee or Nominee	Dollar Range of Equity Securities Owned in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in the Aberdeen Family of Investment Companies(2)
Independent Trustees/Nominees:
Rahn Porter	$10,001 — $50,000	Over $100,000
Todd Reit	$10,001 — $50,000	Over $100,000
John Sievwright	$50,001 — $100,000	Over $100,000
Randolph Takian	$10,001 — $50,000	$10,001 — $50,000
Nancy Yao	$10,001 — $50,000	Over $100,000
Interested Trustee:
Christian Pittard	None	None

(1)  This information has been furnished by each Trustee. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)  "Aberdeen Family of Investment Companies" means those registered investment companies that are advised by the Investment Adviser or an affiliate and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of March 16, 2026, the Trustees and officers, in the aggregate, owned less than 1% of the Fund's outstanding equity securities. As of March 16, 2026, none of the Independent Trustees or their immediate family members owned any shares of the Investment Adviser or Sub-Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser or Sub-Adviser.

Mr. Goodson and Ms. Ferrari serve as executive officers of the Fund. As of March 16, 2026, Mr. Goodson and Ms. Ferrari did not own shares of the Fund.

BOARD AND COMMITTEE STRUCTURE

As of the Meeting, the Board is currently composed of five Independent Trustees and one Interested Trustee, Christian Pittard. The Fund's Charter provides that the Board shall be divided into three classes: Class I, Class II and Class III. The terms of office of the Trustees in each class expire at the annual meeting of shareholders in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I in 2027, Class II in 2028, and Class III (if elected) in 2029.

As of the Meeting the Board has appointed Mr. Reit, an Independent Trustee, as Chair. The Chair presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Trustees and management between Board meetings. Except for any duties specified herein, the designation of the Chair does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent

Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit Committee and a Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund's activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board's Committee structure. Each Committee is comprised entirely of Independent Trustees. Each Committee member is also "independent" within the meaning of the New York Stock Exchange ("NYSE") listing standards. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chair, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit Committee

The Audit Committee, established in accordance with Section 3(a)(58)(A) of the 1934 Act, is responsible for the selection and engagement of the Fund's independent registered public accounting firm (subject to ratification by the Independent Trustees), pre-approves and reviews both the audit and non-audit work of the Fund's independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Fund's Audit Committee are Messrs. Rahn K. Porter, Todd Reit, John Sievwright, and Randolph Takian and Ms. Nancy Yao. . Mr. Sievwright serves as the Chair of the Audit Committee and the Board has determined that Mr. Sievwright is an "audit committee financial expert," as defined in Section 401(h) of Regulation S-K.

The Board has adopted an Audit Committee Charter for its Audit Committee, the current copy of which is available on the Fund's website at http://www.aberdeenacp.com.

Nominating and Corporate Governance Committee; Consideration of Potential Trustee Nominees

The Fund has established a Nominating and Corporate Governance Committee (the "Nominating Committee") to promote the effective participation of qualified individuals on the Board, committees of the Board, and to review, evaluate and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund so that the interests of shareholders of the Fund are well-served. In pursuit of this purpose, the Nominating Committee's responsibilities include the identification and nomination of new Trustees and the coordination of the annual self-assessment of the performance of the Board and the Fund's committee structure to ensure the effective functioning of the Board. The members of the Fund's Nominating and Corporate Governance Committee are Messrs. Rahn K. Porter, Todd Reit, John Sievwright, and Randolph Takian and Ms. Nancy Yao. Mr. Reit is the Chair of the Nominating Committee.

The Nominating Committee makes nominations to fill vacancies for trustees of the Fund and submits such nominations to the full Board. No trustee may be elected by the Board or nominated by the Board for election by shareholders unless nominated by the Committee. In nominating candidates, the Nominating Committee will seek to identify candidates who can bring to the Board the skills, experience and judgment necessary to address the issues trustees of investment companies, and the Fund in particular, may confront in fulfilling their duties to fund shareholders. The Nominating Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by candidates and may take into account a wide variety of factors in considering prospective trustee candidates.

The Nominating Committee shall consider Trustee candidates from such sources it deems appropriate, including candidates recommended by stockholders of the Fund. In order for the Nominating Committee to consider stockholder recommendations, the candidate must (i) satisfy any minimum qualifications of the Fund for its trustees, including all qualifications provided under the Nominating Committee's Charter and in the Fund's organizational documents; (ii) not be an "interested persons" of the Fund as that term is defined in the 1940 Act; and (iii) must be "independent" as defined in the NYSE listing standards.

All shareholder recommendations must be submitted in writing to the Secretary of the Fund by the deadline for submission of any stockholder proposals which would be included in the Fund's proxy statement for the next annual meeting of the Fund. Each stockholder or stockholder groups submitting proposed candidates must meet the requirements stated in the Nominating Committee's charter and in the Fund's organizational documents in order to recommend a candidate.

The Board has adopted a Nominating and Corporate Governance Committee Charter, a copy of which is available on the Fund's website at http://www.aberdeenacp.com.

Board Oversight of Risk Management

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser, who carries out the Fund's investment advisory and business affairs, and also by abrdn Inc. and other service providers in connection with the services they provide to the Fund. Each of the Investment Adviser and Sub-Adviser, as applicable, the Fund's administrator and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, Investment Adviser and Sub-Adviser, as applicable, and the Fund's other service providers (including the Fund's transfer agent), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, legal counsel to the Fund, including counsel to the Independent Trustees, and internal auditors, as appropriate, relating to the operations of the Fund. The Board also requires the Investment Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committee Meetings in Fiscal Year 2025

During the Fund's fiscal year ended October 31, 2025, the Board held five regular meetings; the Audit Committee held four meetings; and the Nominating and Corporate Governance Committee held three meetings. During such period, each incumbent Trustee attended at least 75% of the aggregate number of meetings of the Board and of Committees of the Board on which he or she served.

Communications with the Board of Trustees

Shareholders who wish to communicate with Trustee(s) with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Trustee(s) c/o abrdn Inc. (the "Administrator"), the Fund's administrator, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Trustee(s) c/o abrdn Inc. at Investor.Relations@aberdeenplc.com.

Trustee Attendance at Annual Meetings of Shareholders

The Fund has not established a policy with respect to Trustees attendance at annual meetings of shareholders. One Trustee attended the Fund's 2025 annual meeting of shareholders.

REPORTS OF THE AUDIT COMMITTEE; INFORMATION REGARDING THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected, and the Independent Trustees have ratified the selection of, KPMG LLP ("KPMG"), 1601 Market Street, Philadelphia, PA 19103, an independent registered public accounting firm, to audit the financial statements of the Fund for the fiscal year ending October 31, 2025. Representatives from KPMG are not expected to be present at the Meeting to make a statement or respond to questions from shareholders. If requested by any shareholder by two (2) business days before the Meeting, a representative from KPMG will be present by telephone at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

The Audit Committee has received from KPMG the written disclosures and the letter required by the Public Company Accounting Oversight Board ("PCAOB") regarding KPMG's communications with the Audit Committee concerning independence and has discussed with KPMG its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and KPMG and discussed matters with KPMG required to be discussed by the applicable requirements of the PCAOB and the SEC. Based on the foregoing, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended October 31, 2025.

The following table sets forth the aggregate fees billed for professional services rendered by KPMG during the Fund's two most recent fiscal years ended October 31:

	2025	2024
Audit Fees(1)	$99,600	$122,900
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$0	$0
All Other Fees(4)	$0	$0

(1)  "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)  "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares.

(3)  "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

(4)  "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit-Related Fees" and "Tax Fees."

All of the services described in the table above were pre-approved by the Audit Committee.

The Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Fund's Investment Adviser, and any service provider to the Fund controlling, controlled by or under common control with the Fund's Investment Adviser that provided ongoing services to the Fund ("Covered Service Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The following table shows the amount of fees that KPMG billed during the Fund's last two fiscal years for non-audit services to the Fund, the Investment Adviser, and Covered Service Providers:

Fiscal Year Ended	Total Non- Audit Fees Billed to the Fund*	Total Non-Audit Fees billed to the Investment Adviser and Covered Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to the Investment Adviser and Covered Service Providers (all other engagements)	Total
October 31, 2025	$0	$0	$1,253,744	$1,253,744
October 31, 2024	$0	$0	$629,124	$629,124

*  "Total Non-Audit Fees billed to Fund" for both fiscal years represent "Tax Fees" and "All Other Fees" billed to the Fund in their respective amounts from the previous table.

The Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall annually select, retain or terminate, and recommend to the Audit Committee members of the Board and ratified by the entire Board, who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act), of the Fund for their ratification, the selection, retention or termination, the Fund's independent auditor and, in connection therewith, evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Adviser or Sub-Adviser, if applicable, and receive the independent auditor's specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with the Independent Standards Board ("ISB") Standard No. 1. The Audit Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or the Investment Adviser that the Fund, Investment Adviser or their affiliated persons, employ the independent auditor to render "permissible non-audit services" to the Fund and to consider whether such services are consistent with the independent auditor's independence.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Investment Adviser or Sub-Adviser, if applicable, and any entity controlling, controlled by, or under common control with these entities that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the accountant's independence and has concluded that it is independent.

COMPENSATION

The following table sets forth information regarding compensation of Trustees by the Fund and by the Fund Complex of which the Fund is a part for the fiscal year ended October 31, 2025. Officers of the Fund do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as officers.

Name of Trustee	Aggregate Compensation from Fund for Fiscal Year Ended October 31, 2025	Total Compensation from Fund and Fund Complex Paid to Trustees*
Independent Trustees:
P. Gerald Malone†	$101,285.05	$621,542.38
Rahn Porter††	$11,972.83	$466,882.08
Todd Reit††	$11,972.83	$320,053.95
John Sievwright	$91,376.22	$313,596.06
Randolph Takian	$82,892.80	$82,892.80
Nancy Yao	$82,892.80	$410,021.20
Interested Trustee:
Christian Pittard	$0	$0

*  See the "Trustees" table for the number of funds within the Fund Complex that each Trustee serves.

†  Resigned from the Board of Trustees effective as of this Meeting.

††  Appointed to the Board of Trustees effective September 9, 2025.

Relationship of Trustees or Nominees with the Investment Adviser, Sub-Adviser and Administrator abrdn Investments Limited serves as the investment adviser to the Fund pursuant to a management agreement dated as of December 1, 2017. The Investment Adviser, with its registered office at 10 Queen's Terrace, Aberdeen, Scotland AB10 1XL, is a corporation organized under the laws of Scotland and a U.S. registered investment adviser. abrdn Inc. serves as the Sub-Adviser to the Fund pursuant to a sub-advisory agreement dated as of December 1, 2017. The Sub-Adviser is a Delaware corporation with its registered offices located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. abrdn Inc. also provides administrative services to the Fund under an administration agreement. The Investment Adviser, Sub-Adviser and Administrator are each indirect subsidiaries of Aberdeen Group plc, which has its registered offices at 1 George Street, Edinburgh, EH2 2LL, Scotland. Mr. Pittard, a Trustee of the Fund, is employed by the Investment Adviser.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers and Trustees, certain officers and directors of any investment adviser of the Fund, and persons who beneficially own more than 10% of the Funds' outstanding securities (collectively, the "Reporting Persons") to electronically file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE.

Based solely on the Fund's review of such forms filed on EDGAR or written representations from Reporting Persons that all reportable transactions were reported, to the knowledge of the Fund, during the fiscal year ended October 31, 2025, the Fund's Reporting Persons timely filed all reports they were required to file under Section 16(a), except that a late Form 4 filing was submitted for Nancy Yao, a Trustee of the Fund, with respect to an open-market purchase of Fund shares.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSALS.

ADDITIONAL INFORMATION

Expenses. The expense of preparation, printing and mailing of the enclosed Proxy Card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interview. Such solicitation may be conducted by, among others, officers, Trustees and employees of the Fund, the Investment Adviser, the Sub-Adviser or the Administrator.

EQ Fund Solutions, LLC ("EQ") has been retained to assist in the solicitation of proxies and will receive an estimated fee of $2,500 and be reimbursed for its reasonable expenses, which are expected to be approximately $825-$1,350.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about April 13, 2026. As mentioned above, EQ has been engaged to assist in the solicitation of proxies. As the date of the Meeting approaches, certain shareholders of the Fund may receive a call from a representative of EQ, if the Fund has not yet received their vote. Authorization to permit EQ to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners. As of March 16, 2026, based upon filings made with the SEC until such date, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of a class of shares of the Fund because they possessed or shared voting or investment power with respect to the Fund's shares:

Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Outstanding Shares of a Class
Series A Mandatorily Redeemable Preferred Shares	MetLife Investment Management, LLC(1) One MetLife Way Whippany, NJ 07981	4,000,000	100%
5.250% Series A Perpetual Preferred Shares (Liquidation Preference $25.00)	UBS Group AG(2) UBS Securities LLC(2) UBS Financial Services Inc.(2) Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	558,246	34.89%

Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Outstanding Shares of a Class
Common Shares	First Trust Portfolios L.P.(3) First Trust Advisors L.P. (3) The Charger Corporation(3) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	9,763,057	7.78%
Common Shares	Morgan Stanley(4) Morgan Stanley Smith Barney LLC(4) 1585 Broadway New York, NY 10036	7,315,855	5.8%

(1)  This entity filed a Schedule 13G for the share amount and percentage shown as of December 31, 2025.

(2)  These entities jointly filed a Schedule 13G for the share amount and percentage shown as of December 31, 2025.

(3)  These entities jointly filed a Schedule 13G for the share amount and percentage shown as of December 31, 2025.

(4)  These entities jointly filed a Schedule 13G for the share amount and percentage shown as of December 31, 2025.

Shareholder Proposals. If a shareholder intends to present a proposal, including the nomination of a trustee, at the Annual Meeting of Shareholders of the Fund to be held in 2027 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the Secretary of the Fund at the office of the Funds, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and such proposal must be received by the Secretary no later than 120 calendar days prior to April 13, 2027 (the first anniversary of the date of the release of this year's proxy statement).

Shareholders wishing to present proposals, including the nomination of a trustee, at the Annual Meeting of Shareholders of the Fund to be held in 2027 which they do not wish to be included in the Fund's proxy materials must send written notice of such proposals to the Secretary of the Fund at the office of the Fund, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and such notice must be received by the Secretary in the form prescribed from time to time in the Fund's bylaws not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting (May 27, 2027). However, in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than seventy (70) days from such anniversary date (May 27, 2027), notice by the stockholder to be timely must be so delivered not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy Statement

Unless the Fund has received contrary instructions from shareholders, only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at 1-800-522-5465. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of its household, please contact the Fund in writing at: 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103 or call the Fund at 1-800-522-5465.

Other Business

Management knows of no business to be presented at the Meeting, other than the Proposals set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Board of Trustees,

Megan Kennedy, Vice President and Secretary
abrdn Income Credit Strategies Fund

PROXYEVERY VOTE IS IMPORTANT ABRDN INCOME CREDIT STRATEGIES FUND PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. ABRDN INCOME CREDIT STRATEGIES FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 27, 2026 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of abrdn Income Credit Strategies Fund (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Robert Hepp and Lucia Sitar, or any one of them true and lawful attorneys each with full power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Wednesday, May 27, 2026, at 10:30 a.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominee for Trustee. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 ACP_35086_032626 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on May 27, 2026

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the abrdn Income Credit Strategies Fund Shareholders Meeting to be held on May 27, 2026, at 10:30 a.m. (Eastern Time) The Proxy Statement for this meeting is available at: http://www.aberdeenacp.com IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 7, 2026 and upon all other such matters as may properly come before the meeting or any adjournment thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE FOR TRUSTEE IN THE PROPOSAL. 1. To elect one Class III Trustee of the Fund, for a three-year term until the 2029 Annual Meeting of Shareholders. FOR WITHHOLD 01. Rahn Porter B Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx ACP 35086 xxxxxxxx / /

PROXYEVERY VOTE IS IMPORTANT ABRDN INCOME CREDIT STRATEGIES FUND PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. ABRDN INCOME CREDIT STRATEGIES FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 27, 2026 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of abrdn Income Credit Strategies Fund (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Robert Hepp and Lucia Sitar, or any one of them true and lawful attorneys each with full power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Wednesday, May 27, 2026, at 10:30 a.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for Trustees. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 ACP_35086_032626_Pref PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on May 27, 2026

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the abrdn Income Credit Strategies Fund Shareholders Meeting to be held on May 27, 2026, at 10:30 a.m. (Eastern Time) The Proxy Statement for this meeting is available at: http://www.aberdeenacp.com IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 7, 2026 and upon all other such matters as may properly come before the meeting or any adjournment thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR TRUSTEES IN THE PROPOSALS. 1. To elect one Class III Trustee of the Fund, for a three-year term until the 2029 Annual Meeting of Shareholders. FOR WITHHOLD 01. Rahn Porter 2. To elect one Preferred Share Trustee of the Fund, for a three-year term until the 2029 Annual Meeting of Shareholders. FOR WITHHOLD 01. Randolph Takian B Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx ACP2 35086 xxxxxxxx / /